UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION
              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                             NATURE OF BEAUTY, LTD.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

     9,090,000
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                             NATURE OF BEAUTY, LTD.
                           5412 Bolsa Avenue, Suite E
                       Huntington Beach, California 92649

       Registrant's telephone number, including area code: (865) 696-7666

                   Copies of all communications, including all
                      communications sent to the agent for
                     service of process, should be sent to:

                      Blair Krueger, Esq., Attorney at Law
                             The Krueger Group, LLP
                             5771 La Jolla Boulevard
                           La Jolla, California 92037
                            Telephone: (858) 405-7385
                            Facsimile: (858) 456-2540
                            blair@thekruegergroup.com

              NOTICE OF ACTION TAKEN WITHOUT A SHAREHOLDER MEETING

September 8, 2009

TO THE SHAREHOLDERS OF NATURE OF BEAUTY, LTD.:

The attached Information Statement is being delivered by Nature of Beauty, Ltd. (the "Company" or "NUBY") in connection with the approval by our shareholders and board of directors of an amendment to our articles of incorporation to change our corporate name to "Bio-Clean, Inc.". This name change is necessary in order to reflect the Company's recent election to diversify its business into the possible development and sale of "green" products and technologies, including unique cleaning and environmental remediation products. In addition, the Company has approved a nine-for-one (9:1) forward stock split (the "Forward Stock Split") of the Company's Common Stock (the "Common Stock") by which each shareholder of NUBY shall receive nine shares of Common Stock for every one share of Common Stock of the Company that such shareholder presently owns.

This Information Statement is being mailed to the shareholders of record as of the date of this mailing. The Information Statement is first being mailed to shareholders on or about September 8, 2009. We anticipate that the amendment to our articles of incorporation and the Forward Stock Split shall be effective on or after September 29, 2009. Each of these actions was approved by a majority of the outstanding shares of NUBY entitled to vote by a Majority Written Consent To Action By Shareholders Taken Without A Meeting dated September 4, 2009 (the "Written Consent"). The Written Consent represented approval by our shareholders holding an aggregate of 5,000,000 shares of our Common Stock (approximately 55% of the outstanding shares entitled to vote).

FORWARD SPLIT OF COMMON STOCK

On September 4, 2009, the Company authorized the Forward Stock Split of its issued and outstanding Common Stock on a nine-for-one (9:1) basis. The Forward Stock Split shall become effective not sooner than September 29, 2009. The Board of Directors unanimously approved this action, as did holders of the majority of the issued and outstanding shares of Common Stock.

In order to effectuate the Forward Stock Split, the Nevada Revised Statutes require that such action be approved by the Company's Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provide that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, is signed by the holders of a majority of the outstanding shares entitled to vote.

The Forward Stock Split has not yet taken effect. Upon effectiveness, the Forward Stock Split shall not affect any stockholder's proportionate equity interest in the Company, nor shall it change any of the rights of the existing holders of the Common Stock. As a result of the Forward Stock Split, the Company shall increase its issued and outstanding shares to 81,810,000. The Board felt the forward split was advisable and in the best interest of the shareholders in anticipation of the Company's diversification in business focus, and recommended that the Company take this action. It was the hope and intention of the Company to increase the shareholders' value, and to increase the marketability and liquidity of our Common Stock. We shall not issue new stock certificates, as re-certification of shares is unnecessary.

FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD STOCK SPLIT

The following is a summary of the material federal income tax consequences of the Forward Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the common stock after the Forward Stock Split will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of the current common stock are advised to consult their own tax advisers regarding the Federal income consequences of the proposed Forward Stock Split in light of their personal circumstances and the consequences under, state, local and foreign tax laws. Upon effectiveness, the Forward Stock Split may have certain tax consequences which you should consider, including the following:

     1. The Forward Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.
     2. No gain or loss will be recognized by the Company in connection with the Forward Stock Split.
     3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of current Common Stock solely for shares of post-Forward Stock Split common stock.
     4. The aggregate basis of the shares of post-Forward Stock Split Common Stock to be received in the Forward Stock Split will be the same as the aggregate basis of the shares of current Common Stock surrendered in exchange therefor.
     5. The holding period of the shares of post-Forward Stock Split Common Stock to be received in the Forward Stock Split will include the holding period of the shares of current Common Stock surrendered in exchange therefor.

AMENDMENT TO OUR ARTICLES AND NAME CHANGE

On September 4, 2009, our Board of Directors approved a resolution, to become effective on or after September 29, 2009, authorizing us to file an amendment to our articles of incorporation with the Nevada Secretary of State which will, among other actions, change our name to "Bio-Clean, Inc." On the same date, the holders of a majority of the outstanding shares our common stock approved the amendment to our articles of incorporation by their written consent in accordance with Sections 78.380, 78.385, 78.390 and 78.403 of Nevada's Corporations, Partnerships and Associations Law, as revised.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. This Information Statement is furnished only to inform our shareholders of the actions described above in accordance with Rule 14C promulgated under the Securities Act of 1934, as amended. This Information Statement is being mailed to you on or about September 8, 2009. The Information Statement describes in greater detail the proposed changes to our articles of incorporation and the consequences of the Forward Stock Split. Thank you for your continued interest in and support of the Company.

                       By Order of the Board of Directors

                     Darrin Holman, Chief Executive Officer

                             NATURE OF BEAUTY, LTD.
                           5412 BOLSA AVENUE, SUITE E
                       HUNTINGTON BEACH, CALIFORNIA 92649

                              INFORMATION STATEMENT

                                September 8, 2009

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being delivered by Nature of Beauty, Ltd., a Nevada corporation (the "Company" or "NUBY"), in connection with the approval by our board of directors and a majority of the outstanding shares of NUBY of an amendment to our articles of incorporation to change our name to "Bio-Clean, Inc.". This name change is necessary in order to reflect the Company's recent election to diversify its business into the possible development and sale of "green" products and technologies, including unique cleaning and environmental remediation products. In addition, the Company has approved a nine-for-one (9:1) forward stock split (the "Forward Stock Split") of the Company's Common Stock (the "Common Stock"), by which each stockholder of NUBY shall receive nine shares of Common Stock for every one share of Common Stock of the Company that such shareholder presently owns.

This Information Statement is being mailed to the shareholders of record as of the date of this mailing. The Information Statement is first being mailed to shareholders on or about September 8, 2009. We anticipate that the amendment to our articles of incorporation, as well as the Forward Stock Split, will become effective on or after September 29, 2009. Each of these actions was approved by the board of directors of the Corporation as well as by a majority of the outstanding shares of NUBY entitled to vote by a Majority Written Consent To Action By Shareholders Taken Without a Meeting dated September 4, 2009 (the "Written Consent"), as refelected in the corporate resolutions attached hereto, respectively, as Exhibits "A" and "B". The Written Consent represented approval by our shareholders holding an aggregate of 5,000,000 shares of our Common Stock (approximately 55% of the outstanding shares entitled to vote). This Information Statement is being provided to you in order to summarize our corporate actions discussed herein.

A copy of the amendment to our articles of incorporation is attached to this Information Statement as Appendix "A".

In order to effectuate the Forward Stock Split, the Nevada Revised Statutes require that such action be approved by the Company's Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provide that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, is signed by the holders of a majority of the outstanding shares entitled to vote.

Upon effectiveness, the Forward Stock Split shall not affect any stockholder's proportionate equity interest in the Company, nor shall it change any of the rights of the existing holders of the Common Stock. As a result of the Forward Stock Split, the Company shall have increased its issued and outstanding shares to 81,810,000, and each existing certificate representing issued and outstanding Common Stock will represent 9 times the amount of shares. The Board felt it was advisable and in the best interest of the shareholders in anticipation of the diversification in our business focus and recommended that the Company take this action. It was the hope and intention of the Company to increase the shareholders' value, and to increase the marketability and liquidity of our Common Stock. We shall not issue new stock certificates, as re-certification of share certificates is unnecessary.

On September 4, 2009, our Board of Directors approved a resolution authorizing us to file an amendment to our articles of incorporation with the Nevada Secretary of State on or after September 29, 2009 which will, among other actions, change our name to "Bio-Clean, Inc." On the same date, the holders of a majority of the outstanding shares of our common stock approved the amendment to our articles of incorporation by their written consent in accordance with Sections 78.380, 78.385, 78.390 and 78.403 of Nevada's Corporations, Partnerships and Associations Law, as revised.

As of the date of this Information Statement, we had 9,090,000 shares of Common Stock issued and outstanding, with each share of common stock entitled to one vote.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendment to our articles of incorporation and the Forward Stock Split may not be effected until at least 20 calendar days after this Information Statement is sent or given to our shareholders. We anticipate that the Forward Stock Split and the amendment to our articles of incorporation will become effective on or after September 29, 2009 upon filing with the Nevada Secretary of State.

There will not be a meeting of shareholders and none is required under the Nevada Revised Statutes. These corporate actions have already been approved by a majority of the outstanding shares of our voting common stock.

                         NAME CHANGE TO BIO-CLEAN, INC.

Our Board of Directors has approved the change of our corporate name from "Nature of Beauty, Ltd." to "Bio-Clean, Inc." by means of an amendment to our articles of incorporation. This name change and the other revisions to our articles will become effective upon the filing of an amendment to our articles of incorporation with the Nevada Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

Our Board of Directors believes that changing our corporate name and the other modifications to our articles are in the best interest of the corporation and our shareholders.

The voting and other rights that accompany our securities will not be affected by the change in our corporate name or by the other modifications to our articles which are discussed herein. Our ticker symbol, which is currently "NUBY", and our CUSIP number will both change as a result of our name change and the Forward Stock Split. Shareholders may, but need not, exchange their share certificates through our transfer agent to reflect the change in our corporate name. Your existing share certificate will continue to represent shares of our common stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing shareholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send us or our transfer agent your existing stock certificates.

                    FORWARD STOCK SPLIT OF OUR COMMON SHARES

Upon  its   effectiveness,   the  Forward  Stock  Split  may  have  certain  tax
consequences which you should consider, including the following:

     1. The Forward Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.
     2. No gain or loss will be recognized by the Company in connection with the Forward Stock Split.
     3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of current Common Stock solely for share of post-Forward Stock Split Common Stock.
     4. The aggregate basis of the shares of post-Forward Stock Split common stock to be received in the Forward Stock Split will be the same as the aggregate basis of the shares of current Common Stock surrendered in exchange therefore.
     5. The holding period, if any, of the shares of post-Forward Stock Split common stock to be received in the Forward Stock Split will include the holding period of the shares of current Common Stock surrendered in exchange therefore.

                      EFFECTS OF THE AMENDED ARTICLES UPON
                       THE COMPANY'S EXISTING STOCKHOLDERS

This section describes the effects of the proposed amendment to NUBY' articles (the "Amended Articles") upon the Company's existing stockholders, and describes the Company's securities as of the effectiveness of the Forward Stock Split and name change. The following summary description of the capital stock of NUBY does not purport to be complete and is qualified in its entirety by reference to NUBY's Amended Articles, a copy of which are attached as Appendix "A" to this Information Statement. Further, except as noted below, the following summary describes the capital stock of NUBY assuming that the Forward Stock Split and name change have already been effectuated.

The authorized capital stock of NUBY will consist of 200,000,000 shares of Common Stock, $0.0001 par value per share, approximately 81,810,000 shares of which will be issued and outstanding immediately following the Forward Stock Split. Except as described herein, the terms and preferences of the Company's Common Stock (which is issued and outstanding prior to the effective time of the name change and Forward Stock Split) shall not be modified by virtue of the filing of the Amended Articles. Outstanding NUBY shares are not being changed or modified by the Forward Stock Split.

COMMON STOCK. Holders of NUBYs' Common Stock are entitled to one vote per share on all matters on which holders of NUBY Common Stock are entitled to vote. The approval of proposals submitted to shareholders at a meeting other than for the election of directors requires the favorable vote of a majority of the shares voting, except in the case of certain fundamental matters (such as certain amendments to the articles of incorporation, and certain mergers and reorganizations), in which case Nevada law and our bylaws require the favorable vote of at least a majority of all outstanding shares. Common Stock shareholders are entitled to receive dividends as may be declared from time to time by the Board of Directors out of funds legally available therefor, and in the event of liquidation, dissolution or winding up to share ratably in all assets remaining after payment of liabilities. The holders of shares of Common Stock have no preemptive, conversion, subscription or cumulative voting rights.

PREFERRED STOCK. Pursuant to NUBY's articles of incorporation, the Preferred Stock may be divided into such number of series as the Board of Directors may determine from time to time. The Board of Directors is authorized, from time to time, to determine or alter the rights, preferences, privileges and restrictions granted to, or imposed upon, any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. Additionally, the board of directors, within the limits and restrictions stated in any resolution of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series prior to or after the issuance of that series. Preferred Stock is not required to be registered.

                          ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to our shareholders under the Nevada Revised Statutes in connection with the amendment of the Company's articles or the Forward Stock Split.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information with respect to beneficial ownership of our stock as of September 4, 2009 by:

     * persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common stock;
     *    each of our executive officers and directors; and
     *    all of our officers and directors as a group.

Percentages are computed using a denominator of 9,010,000 shares of common stock outstanding, which is the total number of shares outstanding as of September 4, 2009, and do not reflect the 9:1 Forward Stock Split, which has not yet become effective.

Name and Address of Beneficial Owner (1)              Number of Shares           Percent of Class
----------------------------------------              ----------------           ----------------
Olga Malitski                                             4,000,000                   44.4%

Alexander Ishutkin                                        1,000,000                   11.1%

Darrin Holman                                                     0                      0%

All beneficial owners holding more than 5% each           5,000,000                   55.5%

All officers and directors as a group (1 person)                  0                      0%

----------
(1)  Address is 5412 Bolsa Avenue, Suite E, Huntington Beach, California 92649

                                  VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the Forward Stock Split and the amendment of the articles of incorporation under the Nevada Revised Statutes. We have obtained this approval already through the written consent of shareholders owning a majority of the outstanding voting shares of our Common Stock. Therefore, a meeting to approve the Forward Stock Split, the name change, and the amendment to our articles of incorporation is unnecessary and will not take place for this purpose. A copy of the amendment to our articles is attached to this Information Statement as Appendix "A".

                                   By Order of the Board of Directors:
                                   Nature of Beauty Ltd


                                   By: /s/ Darrin Holman
                                      ------------------------------------------
                                      Darrin Holman, Chief Executive Officer

                                   EXHIBIT "A"

                   UNANIMOUS WRITTEN CONSENT TO ACTION OF THE
                  BOARD OF DIRECTORS OF NATURE OF BEAUTY, LTD.
                             TAKEN WITHOUT A MEETING

The undersigned, being all of the members of the Board of Directors (the "Board") of Nature of Beauty Ltd., a Nevada corporation (the "Corporation"), do hereby adopt the following resolutions by written consent in lieu of a meeting of the Board of the Corporation, pursuant to the Nevada Revised Statutes:

     WHEREAS, the Board of Directors of the Corporation believes that a forward stock split of the Common Stock of the Corporation will allow the Common Stock to trade more actively in a price range which is more truly reflective of the fair market value of the Common Stock; and

     WHEREAS, the Corporation desires, at a time to be determined by the Board of Directors, to effectuate a forward stock split on a 9 for 1 basis, whereby every one (1) share of the authorized, issued and outstanding Common Stock of the Corporation shall be split into nine (9) shares of authorized, issued and outstanding Common Stock of the Corporation (the "Forward Stock Split").

     WHEREAS, the Forward Stock Split will not change the percentage of shares of Common Stock held by the stockholders of the Corporation;

     WHEREAS, the Board desires and recommends that the Corporation's articles of incorporation should be amended to change our corporate name to "Bio-Clean, Inc." (the "Name Change") in order to reflect the Company's diversification of its business into the possible development and sale of "green" products and technologies, including unique cleaning and environmental remediation products; and

     WHEREAS, the Corporation must now file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the "Amendment") in order to effectuate the Name Change and Forward Stock Split.

     NOW, THEREFORE, BE IT

     RESOLVED, that the Board of Directors hereby authorizes and approves the Name Change and Forward Stock Split as set forth in the Amendment substantially in the form attached hereto as Appendix "A"; and be it further

     RESOLVED, that upon consultation with management of the Corporation, the Board of Directors will determine the date of the Name Change and Forward Stock Split; and be it further

     RESOLVED, that the Board of Directors hereby authorizes the Corporation to seek by written consent taken without a meeting the approval by the holders of a majority of the Corporation's outstanding common stock (the "Stockholders") of the Name Change and the Forward Stock Split, as set forth in the Amendment; and be it further

     RESOLVED, that the Board of Directors recommends to the shareholders that they vote "for" this proposed amendment to the Corporation's Articles of Incorporation and nine to one forward stock split; and be it further

     RESOLVED, that the filing of the Amendment is contingent upon approval by the majority of the Stockholders; and be it further

     RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the Stockholders of the Corporation, the Board of Directors may in its sole discretion abandon the Amendment without further action or consent by the Stockholders; and be it further

         RESOLVED, that the Corporation, upon approval of the Stockholders, shall prepare and file with the Securities and Exchange Commission (the "SEC") an Information Statement on Schedule 14C with respect to the approval of the Name Change, Forward Stock Split and the Amendment by written consent in lieu of a stockholders' meeting; and be it further

     RESOLVED, that the close of business on September 8, 2009, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

     RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

     This Unanimous Written Consent To Action Of The Board Of Directors Of The Corporation Taken Without A Meeting may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Corporation, have hereunto set their hands as of the 4th day of September 2009.


/s/ Darrin Holman
-------------------------------
Darrin Holman, Sole Director

                                   EXHIBIT "B"

                        WRITTEN CONSENT TO ACTION OF THE
       HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF
                 NATURE OF BEAUTY, LTD. TAKEN WITHOUT A MEETING

     The undersigned, being holders of a majority of the issued and outstanding shares (the "Holders") of common stock, par value $.00001 per share (the "Common Stock") of Nature of Beauty Ltd, a Nevada Corporation (the "Corporation"), pursuant to the Nevada Revised Statutes, consents to the adoption of the following resolutions taking or authorizing the actions specified herein:

     WHEREAS, the Board of Directors of the Corporation believes that a forward stock split of the Common Stock of the Corporation will allow the Common Stock to trade more actively in a price range which is more truly reflective of the fair market value of the Common Stock; and

     WHEREAS, the Corporation desires, at a time to be determined by the Board of Directors, to effectuate a forward stock split on a 9 for 1 basis, whereby every one (1) share of the authorized, issued and outstanding Common Stock of the Corporation shall be split into nine (9) shares of authorized, issued and outstanding Common Stock of the Corporation (the "Forward Stock Split").

     WHEREAS, the Forward Stock Split will not change the percentage of shares of Common Stock held by the stockholders of the Corporation;

     WHEREAS, the Board desires and recommends that the Corporation's articles of incorporation should be amended to change our corporate name to "Bio-Clean, Inc." (the "Name Change") in order to reflect the Company's diversification of its business into the possible development and sale of "green" products and technologies, including unique cleaning and environmental remediation products; and

     WHEREAS, the Corporation must now file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the "Amendment") in order to effectuate the Name Change and Forward Stock Split.

     NOW, THEREFORE, BE IT

     RESOLVED, that the Holders hereby authorize and approve the Name Change and Forward Stock Split as set forth in the Amendment substantially in the form attached hereto as Appendix "A" at such time as the Board of Directors determines in its discretion and without any further action by the Holders; and be it further

     RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the Holders, the Board may in its sole discretion abandon the Amendment without further action or consent by the stockholders; and be it further

     RESOLVED , that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

     This Written Consent To Action Of The Holders Of The Majority Of The Shares Of The Corporation Taken Without A Meeting may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, holders of a majority of the Corporation's outstanding shares of common stock, have hereunto set their hands as of the 4th day of September 2009.


Name: Olga Malitski                              Name: Alexander Ishutkin


By: /s/ Olga Malitski                            By: /s/ Alexander Ishutkin
   ----------------------------                     ----------------------------
No. of Shares: 4,000,000                         No. of Shares: 1,000,000

                                  APPENDIX "A"

                        FORM OF CERTIFICATE OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                             NATURE OF BEAUTY, LTD.
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

     Nature of Beauty, Ltd., a corporation organized and existing under and by virtue of the Laws of the State of Nevada (the "Company"), does hereby certify:

     Article I. The Board of Directors of the Company (the "Board"), acting by Unanimous Written Consent in accordance with the NRS of the Laws of the State of Nevada, ON September 4, 2009 adopted a resolution authorizing the Company to change its name to "Bio-Clean, Inc."; further the Company will effectuate a nine
(9) for one (1) forward stock split of the Common Stock, par value $0.00001, whereby every one (1) issued and outstanding share of the Company's Common Stock shall automatically and without any action on the part of the holder thereof be split into nine (9) fully paid and non-assessable shares of Common Stock of the Company (the "Common Stock") and to file this Certificate of Amendment.

     The Articles of Incorporation filed with the State of Nevada on May 5, 2007, are amended as follows:

     The Name of the Corporation in Article One is hereby amended to become "Bio-Clean, Inc."

     The first two full paragraphs of Section 1, Capital Stock, of the Additional Articles of Incorporation of the Corporation are hereby deleted in their entirety and amended and restated as follows:

     "The Company is authorized to issue two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. The total number of shares that the Company is authorized to issue is 200,000,000 shares. The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares $0.00001 par value, and the number of shares of Preferred Stock that the Company is authorized to issue is 1,000,000 shares $0.00001 par value. The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

          a. The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;
          b. Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;
          c. The amount payable upon shares in the event of voluntary or involuntary liquidation;
          d. Sinking fund or other provisions, if any, for the redemption or purchase of shares;
          e. The terms and conditions on which shares of any series are issued with the privilege of conversion;
          f. Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and,
          g. Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

Effective upon filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, each one outstanding share of Common Stock shall be split into nine (9) shares of Common Stock."

     Article II. The vote by which the stockholders holding shares in the Company entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 55%, or Five Million Shares.

     Article III. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the Nevada Revised Statutes.

     IN  WITNESS  WHEREOF,   said  Nature  of  Beauty,  Ltd.,  has  caused  this
certificate to be signed by Darrin Holman, its Chief Executive Officer, this ____ day of ___________ , 2009.

                                          NATURE OF BEAUTY, LTD.


                                          By: /s/ Darrin Holman
                                             -----------------------------------
                                          Name:  Darrin Holman
                                          Title: Chief Executive Officer